UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3430

Oppenheimer U.S. Government Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2012

Item 1. Schedule of Investments.

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

	Principal Amount	Value
Asset-Backed Securities–2.8%
Ally Auto Receviables Trust, Automobile Receivables Nts., Series 2012-2, Cl. C, 2.26%, 7/16/18[1]	$3,730,000	$3,785,034
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.:
Series 2012-3, Cl. A, 1.64%, 11/15/16[1,2]	1,005,000	1,004,963
Series 2012-3, Cl. C, 2.78%, 9/17/18[1,2]	505,000	504,868
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. C, 2.67%, 1/8/18	775,000	798,779
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18	950,000	952,766
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts., Series 2012-5, Cl. D, 3.27%, 12/10/18	2,020,000	2,033,494
Bank of America Auto Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D., 2.99%, 3/15/19	2,670,000	2,732,375
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 2.26%, 12/16/19[1]	1,040,608	1,041,438
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.:
Series 2012-2A, Cl. A, 1.52%, 3/15/20[1]	855,000	856,090
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	430,000	435,511
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	1,930,000	1,971,929
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[1]	1,680,000	1,696,152
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[1,3]	340,000	340,227
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	995,000	1,041,830
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	504,597	506,282
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.:
Series 2012-5, Cl. C, 3.80%, 8/15/18	2,360,000	2,413,391
Series 2012-5, Cl. D, 3.63%, 9/17/18	1,280,000	1,322,170
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 3.12%, 10/15/18	1,245,000	1,247,145
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 20.981%, 2/25/32[5]	7,469,851	580,681
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. A2, 1.10%, 3/16/15	845,000	845,364
Series 2012-1, Cl. B, 1.87%, 9/15/15	1,435,000	1,436,173
Series 2012-1, Cl. C, 2.52%, 3/15/16	1,040,000	1,040,934

Total Asset-Backed Securities (Cost $28,589,476)		28,587,596

1	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Obligations–75.3%
Government Agency–68.1%
FHLMC/FNMA/FHLB/Sponsored–65.0%
Federal Home Loan Mortgage Corp.:
3.50%, 12/1/42[2]	$14,730,000	$15,671,340
4.50%, 5/1/19	80,795	85,308
5%, 7/15/33-6/15/34	2,041,114	2,224,909
5.50%, 9/1/39	5,548,426	6,051,351
6%, 1/1/22-7/15/24	2,048,299	2,236,919
6.50%, 4/15/18-4/1/34	1,379,807	1,521,111
7%, 8/15/16-3/1/35	3,852,999	4,577,127
7.50%, 1/1/32-2/15/32	2,245,883	2,748,918
8%, 4/1/16	245,796	262,863
9%, 8/1/22-5/1/25	89,234	103,108
11.50%, 6/15/20-12/3/20	39,220	40,199
12.50%, 7/15/19	4,923	5,247
13%, 8/15/15	6,816	7,197
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	30,679	35,237
Series 1644, Cl. S, 2.488%, 12/15/23[3]	4,377,509	4,637,060
Series 2006-11, Cl. PS, 23.806%, 3/25/36[3]	598,026	846,719
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,335,422	2,696,830
Series 2116, Cl. ZA, 6%, 1/15/29	1,458,917	1,652,007
Series 2148, Cl. ZA, 6%, 4/15/29	2,354,649	2,661,362
Series 2220, Cl. PD, 8%, 3/15/30	141,478	168,612
Series 2326, Cl. ZP, 6.50%, 6/15/31	264,469	305,578
Series 2344, Cl. FP, 1.158%, 8/15/31[3]	398,281	408,621
Series 2368, Cl. PR, 6.50%, 10/15/31	1,120,744	1,295,801
Series 2427, Cl. ZM, 6.50%, 3/15/32	975,810	1,129,625
Series 2451, Cl. FD, 1.208%, 3/15/32[3]	272,154	279,653
Series 2461, Cl. PZ, 6.50%, 6/15/32	636,456	736,889
Series 2464, Cl. FI, 1.208%, 2/15/32[3]	271,593	277,938
Series 2465, Cl. PG, 6.50%, 6/15/32	867,038	1,003,019
Series 2470, Cl. LF, 1.208%, 2/15/32[3]	272,392	278,755
Series 2471, Cl. FD, 1.208%, 3/15/32[3]	402,162	411,688
Series 2500, Cl. FD, 0.708%, 3/15/32[3]	456,651	462,267
Series 2517, Cl. GF, 1.208%, 2/15/32[3]	215,872	220,915
Series 2526, Cl. FE, 0.608%, 6/15/29[3]	562,604	567,070
Series 2530, Cl. FD, 0.708%, 2/15/32[3]	560,481	566,501
Series 2538, Cl. F, 0.808%, 12/15/32[3]	579,206	585,526
Series 2551, Cl. FD, 0.608%, 1/15/33[3]	375,933	379,182
Series 2551, Cl. LF, 0.708%, 1/15/33[3]	30,701	30,987
Series 2668, Cl. AZ, 4%, 9/1/18	505,792	532,727
Series 3015, Cl. GM, 5%, 8/1/35	8,440,000	9,467,490
Series 3134, Cl. FA, 0.508%, 3/15/36[3]	7,383,935	7,417,214
Series 3465, Cl. HA, 4%, 7/1/17	314,880	323,637
Series 3617, Cl. DC, 4%, 7/1/27	2,955,266	3,025,781
Series 3676, Cl. DA, 4%, 4/1/22	335,857	336,882
Series 3822, Cl. JA, 5%, 6/1/40	2,535,210	2,645,538
Series 3848, Cl. WL, 4%, 4/1/40	2,404,597	2,564,146

2	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Obligations Continued
FHLMC/FNMA/FHLB/Sponsored Continued
Series 3917, Cl. BA, 4%, 6/1/38	$3,085,164	$3,268,457
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 12.61%, 2/1/28[5]	149,226	27,458
Series 205, Cl. IO, 15.052%, 9/1/29[5]	1,042,564	231,286
Series 206, Cl. IO, 26.454%, 12/1/29[5]	290,581	56,112
Series 2074, Cl. S, 57.969%, 7/17/28[5]	225,327	56,010
Series 2079, Cl. S, 65.866%, 7/17/28[5]	385,017	88,061
Series 2122, Cl. S, 38.614%, 2/15/29[5]	1,241,372	273,406
Series 2304, Cl. SK, 47.92%, 6/15/29[5]	1,282,896	260,522
Series 243, Cl. 6, 0%, 12/15/32[5,6]	444,285	78,768
Series 2493, Cl. S, 59.396%, 9/15/29[5]	308,472	70,917
Series 2526, Cl. SE, 41.566%, 6/15/29[5]	498,977	106,494
Series 2795, Cl. SH, 20.241%, 3/15/24[5]	3,592,146	640,816
Series 2802, Cl. AS, 57.929%, 4/15/33[5]	252,119	11,677
Series 2819, Cl. S, 54.054%, 6/15/34[5]	4,769,440	998,087
Series 2920, Cl. S, 64.553%, 1/15/35[5]	2,851,004	608,379
Series 2922, Cl. SE, 10.699%, 2/15/35[5]	659,003	150,329
Series 3004, Cl. SB, 99.999%, 7/15/35[5]	4,131,992	748,972
Series 3201, Cl. SG, 10.316%, 8/15/36[5]	1,775,379	325,410
Series 3450, Cl. BI, 14.306%, 5/15/38[5]	4,885,633	824,806
Series 3606, Cl. SN, 8.611%, 12/15/39[5]	1,041,127	162,924
Series 3659, Cl. IE, 8.524%, 3/1/19[5]	4,950,088	432,039
Series 3662, Cl. SM, 26.97%, 10/15/32[5]	3,884,967	566,986
Series 3685, Cl. EI, 12.584%, 3/1/19[5]	4,322,580	329,953
Series 3736, Cl. SN, 7.93%, 10/15/40[5]	7,352,411	1,243,256
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	7,043,162	7,230,873
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.708%, 5/15/36[3]	3,656,090	3,697,381
Federal National Mortgage Assn.:
2.50%, 12/1/27[2]	145,565,000	152,297,381
2.808%, 10/1/36[3]	10,692,819	11,441,328
3%, 12/1/27[2]	10,165,000	10,722,090
3.50%, 12/1/27-1/1/43[2]	89,000,000	94,823,382
4%, 9/1/18-10/1/18	6,883,523	7,381,615
4%, 12/1/42[2]	45,750,000	49,031,131
4.50%, 5/25/18-12/1/20	11,746,672	12,640,543
4.50%, 12/1/42[2]	56,325,000	60,716,587
5%, 12/1/17-6/25/22	14,979,271	16,299,296
5%, 12/1/42[2]	10,422,000	11,298,101
5.50%, 2/1/35-5/1/36	3,030,391	3,327,110
6%, 6/25/30-3/1/37	15,949,582	17,675,536
6.50%, 6/25/17-1/1/34	11,251,143	12,966,686
7%, 11/1/17-11/25/35	8,146,463	9,697,981
7.50%, 2/25/27-8/25/33	6,269,441	7,633,226

3	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Obligations Continued
FHLMC/FNMA/FHLB/Sponsored Continued
8%, 12/25/22	$19,493	$23,171
8.50%, 7/1/32	35,142	43,750
11%, 7/25/16	10,520	11,726
11.50%, 11/25/15	12,129	12,370
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-161, Cl. H, 7.50%, 9/25/22	2,569,522	3,001,369
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	751,548	856,737
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	568,222	651,857
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	2,515,291	2,911,924
Trust 2001-69, Cl. PF, 1.208%, 12/25/31[3]	599,250	613,489
Trust 2002-29, Cl. F, 1.208%, 4/25/32[3]	282,149	288,869
Trust 2002-52, Cl. FD, 0.708%, 9/25/32[3]	378,254	383,329
Trust 2002-59, Cl. F, 0.608%, 9/25/32[3]	958,150	965,179
Trust 2002-60, Cl. FH, 1.208%, 8/25/32[3]	526,795	539,464
Trust 2002-64, Cl. FJ, 1.208%, 4/25/32[3]	86,852	88,921
Trust 2002-68, Cl. FH, 0.708%, 10/18/32[3]	173,157	175,125
Trust 2003-111, Cl. HF, 0.608%, 5/25/30[3]	298,158	298,325
Trust 2003-112, Cl. AN, 4%, 11/1/18	1,151,868	1,213,841
Trust 2003-116, Cl. FA, 0.608%, 11/25/33[3]	265,450	267,506
Trust 2003-119, Cl. FK, 0.708%, 5/25/18[3]	7,676,680	7,728,697
Trust 2003-130, Cl. CS, 13.685%, 12/25/33[3]	379,276	471,977
Trust 2003-26, Cl. XF, 0.658%, 3/25/23[3]	1,670,170	1,680,716
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,127,639	3,442,436
Trust 2003-89, Cl. XF, 0.608%, 11/25/32[3]	91,705	91,751
Trust 2004-72, Cl. FB, 0.708%, 9/25/34[3]	1,870,143	1,895,850
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	1,985,400	2,293,633
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	4,468,902	4,922,574
Trust 2005-25, Cl. PS, 27.247%, 4/25/35[3]	2,265,361	3,740,385
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,835,769
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	2,067,707	2,120,627
Trust 2006-46, Cl. SW, 23.438%, 6/25/36[3]	385,590	542,938
Trust 2006-50, Cl. KS, 23.439%, 6/25/36[3]	822,631	1,135,048
Trust 2006-50, Cl. SK, 23.439%, 6/25/36[3]	1,506,314	2,288,677
Trust 2007-109, Cl. NF, 0.758%, 12/25/37[3]	2,688,862	2,725,729
Trust 2007-42, Cl. A, 6%, 2/1/33	1,352,573	1,392,652
Trust 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	2,468,618
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	510,422	541,385
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	2,528,110	2,597,418
Trust 2009-36, Cl. FA, 1.148%, 6/25/37[3]	2,916,555	2,963,193
Trust 2011-122, Cl. EA, 3%, 11/1/29	2,941,161	3,008,001
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	6,675,866	6,772,315
Trust 2011-15, Cl. DA, 4%, 3/1/41	2,209,058	2,370,986
Trust 2011-3, Cl. KA, 5%, 4/1/40	2,326,809	2,545,963
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	3,247,304	3,358,630
Trust 2011-88, Cl. AB, 2.50%, 9/1/26	2,030,221	2,092,180

4	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Obligations Continued
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 31.30%, 11/18/31[5]	$1,062,173	$226,663
Trust 2001-63, Cl. SD, 31.613%, 12/18/31[5]	401,693	78,946
Trust 2001-68, Cl. SC, 22.367%, 11/25/31[5]	260,385	50,459
Trust 2001-78, Cl. JS, 3.406%, 8/25/41[5]	2,763,253	454,405
Trust 2001-81, Cl. S, 25.148%, 1/25/32[5]	262,917	60,327
Trust 2002-28, Cl. SA, 38.133%, 4/25/32[5]	254,522	52,494
Trust 2002-38, Cl. SO, 53.388%, 4/25/32[5]	399,576	89,202
Trust 2002-39, Cl. SD, 43.532%, 3/18/32[5]	422,314	99,366
Trust 2002-41, Cl. S, 68.30%, 7/25/32[5]	1,434,063	317,067
Trust 2002-48, Cl. S, 32.841%, 7/25/32[5]	400,555	82,879
Trust 2002-52, Cl. SD, 41.728%, 9/25/32[5]	378,254	89,298
Trust 2002-52, Cl. SL, 36.221%, 9/25/32[5]	260,509	55,336
Trust 2002-53, Cl. SK, 42.138%, 4/25/32[5]	263,426	63,045
Trust 2002-56, Cl. SN, 34.728%, 7/25/32[5]	547,328	113,306
Trust 2002-77, Cl. IS, 48.575%, 12/18/32[5]	680,760	164,307
Trust 2002-77, Cl. JS, 24.301%, 12/18/32[5]	1,675,506	323,094
Trust 2002-77, Cl. SA, 22.886%, 12/18/32[5]	1,256,051	245,356
Trust 2002-77, Cl. SH, 40.271%, 12/18/32[5]	373,737	81,966
Trust 2002-9, Cl. MS, 28.222%, 3/25/32[5]	427,172	95,984
Trust 2003-23, Cl. ES, 40.376%, 10/25/22[5]	1,843,232	91,814
Trust 2003-25, Cl. IK, 27.613%, 4/1/33[5]	6,067,327	1,291,433
Trust 2003-33, Cl. SP, 33.101%, 5/25/33[5]	1,011,566	169,949
Trust 2003-4, Cl. S, 30.646%, 2/25/33[5]	629,103	126,178
Trust 2003-89, Cl. XS, 99.999%, 11/25/32[5]	246,388	3,388
Trust 2004-65, Cl. SA, 69.101%, 5/25/23[5]	889,643	30,524
Trust 2005-12, Cl. SC, 14.364%, 3/25/35[5]	337,442	74,635
Trust 2005-14, Cl. SE, 45.816%, 3/25/35[5]	2,554,713	444,929
Trust 2005-40, Cl. SB, 65.844%, 5/25/35[5]	1,924,451	400,670
Trust 2005-5, Cl. SD, 12.01%, 1/25/35[5]	853,727	134,972
Trust 2005-6, Cl. SE, 22.671%, 2/25/35[5]	3,433,132	673,386
Trust 2005-71, Cl. SA, 61.411%, 8/25/25[5]	1,747,157	267,091
Trust 2006-51, Cl. SA, 37.017%, 6/25/36[5]	2,749,429	393,904
Trust 2007-75, Cl. BI, 7.165%, 8/25/37[5]	5,666,037	1,249,879
Trust 2007-77, Cl. SB, 98.279%, 12/25/31[5]	488,050	1,898
Trust 2007-88, Cl. XI, 35.032%, 6/25/37[5]	1,597,845	247,962
Trust 2008-46, Cl. EI, 16.276%, 6/25/38[5]	5,049,272	857,593
Trust 2008-55, Cl. SA, 15.766%, 7/25/38[5]	1,598,710	243,503
Trust 2009-8, Cl. BS, 22.338%, 2/25/24[5]	2,431,623	259,226
Trust 2010-95, Cl. DI, 9.157%, 11/1/20[5]	6,452,951	503,490
Trust 2011-84, Cl. IG, 4.354%, 8/1/13[5]	7,007,681	83,496
Trust 221, Cl. 2, 44.479%, 5/1/23[5]	890,298	190,890
Trust 252, Cl. 2, 43.564%, 11/1/23[5]	426,054	90,266

5	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Obligations Continued
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 303, Cl. IO, 41%, 11/1/29[5]	$3,511,824	$689,551
Trust 319, Cl. 2, 21.453%, 2/1/32[5]	825,703	126,735
Trust 321, Cl. 2, 6.344%, 4/1/32[5]	1,171,430	183,837
Trust 324, Cl. 2, 1.713%, 7/1/32[5]	503,420	77,992
Trust 328, Cl. 2, 26.937%, 12/1/32[5]	3,290,893	482,459
Trust 334, Cl. 12, 15.471%, 2/1/33[5]	1,783,013	265,724
Trust 339, Cl. 7, 28.181%, 7/1/33[5]	1,551,537	228,108
Trust 351, Cl. 10, 9.415%, 4/1/34[5]	1,310,269	202,028
Trust 351, Cl. 8, 2.252%, 4/1/34[5]	1,181,649	182,194
Trust 356, Cl. 10, 27.636%, 6/1/35[5]	924,228	134,091
Trust 356, Cl. 12, 35.948%, 2/1/35[5]	452,822	61,476
Trust 362, Cl. 13, 9.095%, 8/1/35[5]	792,062	129,847
Trust 364, Cl. 15, 20.241%, 9/1/35[5]	1,210,551	178,546
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 327, Cl. 1, 11.457%, 9/1/32[7]	223,839	211,454
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 18.59%, 6/15/25[5]	4,518,809	102,728

		678,134,672
GNMA/Guaranteed–1.0%
Government National Mortgage Assn.:
1.75%, 5/9/17[3]	9,016	9,443
5%, 11/1/34	359,035	372,784
6.50%, 11/29/23-12/30/23	61,737	70,946
7%, 1/29/28-2/8/30	358,981	431,687
7.50%, 3/2/22-11/29/26	200,155	224,041
8%, 9/29/16-8/29/28	41,810	44,264
8.50%, 8/1/17-12/15/17	149,119	159,679
9.50%, 7/30/18-12/30/19	5,645	5,681
10%, 8/29/17-8/30/19	45,385	46,578
10.50%, 12/30/15-12/30/20	104,913	110,491
11%, 11/8/19-8/8/20	92,316	97,944
12%, 3/30/14	973	980
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	3,490,795	4,273,312
Series 2000-12, Cl. ZA, 8%, 2/16/30	869,215	1,052,099
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 67.239%, 7/16/28[5]	838,987	199,484
Series 1998-6, Cl. SA, 81.659%, 3/16/28[5]	507,846	122,301
Series 2007-17, Cl. AI, 21.58%, 4/16/37[5]	3,895,079	928,364
Series 2010-111, Cl. GI, 40.951%, 9/1/13[5]	28,553,968	355,877
Series 2011-52, Cl. HS, 11.744%, 4/16/41[5]	6,186,850	1,771,077

		10,277,032
Other Agency–2.1%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	1,987,552	2,032,384

6	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Obligations Continued
Other Agency Continued
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	$4,345,000	$4,689,087
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	4,761,960	5,060,435
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.669%, 10/7/20[3]	3,658,602	3,671,407
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts.:
Series 2010-R3, Cl. 2A, 0.771%, 12/8/20[3]	3,055,111	3,076,497
Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	2,901,457	2,992,127

		21,521,937
Non-Agency–7.2%
Commercial–5.5%
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR2, Cl. 6A3, 3.129%, 9/1/35[1,3]	3,641,088	3,693,070
Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36[4]	3,770,000	3,753,977
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24[4,5,6]	4,955,721	238,273
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	3,950,171	4,039,019
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg.-Backed Pass-Through Certificates, Series 2006-AR1, Cl. 1A1, 2.53%, 10/25/35[3]	5,551,909	5,114,777
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.661%, 10/1/35[3,4]	4,825,000	4,728,972
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 5.007%, 9/1/20[1,5]	22,269,607	1,353,124
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[4]	5,547,720	5,563,198
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	5,040,000	5,985,224
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,229,406	1,221,756
Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Obligations, Series 2000-PH1, Cl. X, 68.466%, 1/17/34[1,5]	12,709,792	117,388
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[1]	731,944	756,768
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LD11, Commercial Mtg. Pass-Through Certificates, Series 2007-LD11, Cl. A4, 6.003%, 6/1/49[3]	3,550,000	4,166,663
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 6.003%, 6/1/49[3]	2,117,623	2,321,881
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.905%, 1/1/37[3]	625,231	503,439

7	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

	Principal Amount	Value
Mortgage-Backed Obligations Continued
Commercial Continued
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	$180,078	$159,058
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.298%, 11/1/36[2,3,4]	5,220,000	5,246,100
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 3/1/42	1,950,620	2,024,298
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.611%, 2/1/35[3]	5,029,105	5,014,387
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 11.244%, 3/1/44[5]	14,567,428	1,203,328

		57,204,700
Multifamily–0.1%
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.617%, 9/1/35[3]	1,485,564	1,435,043
Residential–1.6%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.168%, 5/25/34[3]	3,926,798	3,555,374
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	2,750,688	2,891,155
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 3.054%, 6/1/47[3]	2,948,154	2,474,281
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.287%, 5/1/36[3]	643,662	601,089
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.694%, 10/25/36[3]	2,279,974	2,290,573
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.697%, 12/25/34[3]	284,007	285,420
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.048%, 1/1/36[3]	655,336	573,349
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	19,577	14,233
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.687%, 2/1/37[3]	4,271,324	3,382,096
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	895,997	953,862

		17,021,432

Total Mortgage-Backed Obligations (Cost $758,298,112)		785,594,816
U.S. Government Obligations–47.9%
Federal Home Loan Mortgage Corp. Nts.:
0.50%, 4/17/15	16,387,000	16,463,380

8	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

			Principal Amount	Value
U.S. Government Obligations Continued
0.75%, 1/12/18			$39,295,000	$39,249,693
1.25%, 8/1/19-10/2/19			30,955,000	31,122,050
2.375%, 1/13/22			4,949,000	5,207,981
5.25%, 4/18/16			14,445,000	16,782,707
Federal National Mortgage Assn. Nts.:
0.375%, 12/21/15			49,413,000	49,399,708
0.50%, 9/28/15			59,789,000	60,021,818
0.875%, 12/20/17			67,295,000	67,751,058
4.375%, 10/15/15			12,656,000	14,101,999
U.S. Treasury Bills:
0.036%, 1/3/13			65,000,000	64,997,855
0.122%, 12/13/12[8]			73,225,000	73,222,091
0.126%, 12/6/12			61,250,000	61,248,992

Total U.S. Government Obligations (Cost $495,429,565)				499,569,332
Short-Term Notes–12.1%
Federal Home Loan Bank:
0.001%, 12/3/12			18,050,000	18,049,982
0.001%, 12/5/12			9,700,000	9,699,855
0.03%, 12/7/12			34,900,000	34,899,273
Federal National Mortgage Assn., 0.05%, 1/2/13			4,000,000	3,999,822
U. S. Treasury Bills, 0.13%, 12/14/12			59,000,000	58,997,230

Total Short-Term Notes (Cost $125,646,162)				125,646,162

	Expiration Date	Strike Price	Contracts
Options Purchased–0.0%
90-Day Euro$ Futures, 12/17/12 Put[9]	12/18/12	$99.500	121	756
Euro$ 2 yr. MID-CRV Futures, 12/15/14 Put[9]	12/17/12	99.250	55	344
U.S. Treasury Long Bonds Futures, 3/19/13 Call[9]	12/3/12	151.000	29	453
U.S. Treasury Long Bonds Futures, 3/19/13 Put[9]	12/10/12	148.000	29	2,266
U.S. Treasury Long Bonds Futures, 3/19/13 Put[9]	12/24/12	147.000	15	3,516
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[9]	12/10/12	132.500	11	344
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[9]	12/24/12	129.500	122	1,906
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[9]	12/24/12	130.000	11	172
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[9]	12/24/12	131.500	122	5,719
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[9]	12/24/12	132.000	52	4,063
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[9]	12/24/12	132.500	24	3,375

9	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

	Expiration Date	Strike Price	Contracts	Value
Options Purchased Continued
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[9]	12/24/12	$133.000	44	$10,313

Total Options Purchased (Cost $65,177)				33,227

		Swaption Expiration Date	Notional Amount
Swaptions Purchased–0.0%
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.905%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/45[9] (Cost $157,353)		9/29/15	$1,333,724	144,869
Total Investments, at Value (Cost $1,408,185,845)			138.1%	1,439,576,002
Liabilities in Excess of Other Assets			(38.1)	(396,795,111)

Net Assets			100.0%	$1,042,780,891

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,743,691 or 1.51% of the Fund’s net assets as of November 30, 2012.
2.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after November 30, 2012. See accompanying Notes.
3.	Represents the current interest rate for a variable or increasing rate security.
4.	Restricted security. The aggregate value of restricted securities as of November 30, 2012 was $20,036,802, which represents 1.92% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36	6/14/12	$3,718,162	$3,753,977	$35,815
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24	4/21/97-6/21/97	871,710	238,273	(633,437)
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.661%, 10/1/35	8/1/12	4,806,906	4,728,972	(77,934)
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	5,547,720	5,563,198	15,478
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.298%, 11/1/36	10/24/12	5,233,032	5,246,100	13,068
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	505,163	506,282	1,119

		$20,682,693	$20,036,802	$(645,891)

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $28,782,457 or 2.76% of the Fund’s net assets as of November 30, 2012.

10	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

6.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $211,454 or 0.02% of the Fund’s net assets as of November 30, 2012.
8.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,199,974. See accompanying Notes.
9.	Non-income producing security.

Futures Contracts as of November 30, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bonds	Sell	40	3/19/13	$6,002,500	$(12,972)
U.S. Treasury Nts., 2 yr.	Sell	843	3/28/13	185,841,985	(50,324)
U.S. Treasury Nts., 5 yr.	Sell	299	3/28/13	37,290,906	(108,081)
U.S. Treasury Nts., 10 yr.	Buy	283	3/19/13	37,820,297	79,051
U.S. Treasury Nts., 10 yr.	Sell	8	3/19/13	1,069,125	(718)
U.S. Treasury Ultra Bonds	Buy	495	3/19/13	82,139,063	362,523

					$269,479

Written Options as of November 30, 2012 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
U.S. Long Bonds Futures, 3/19/13	Put	14	$143.000	12/24/12	$856	$(438)	$418
U.S. Treasury Long Bonds Futures, 3/19/13	Put	58	146.000	12/10/12	4,670	(906)	3,764
U.S. Treasury Nts., 10 yr. Futures, 3/19/13	Put	361	130.500	12/24/12	12,939	(5,641)	7,298
U.S. Treasury Nts., 10 yr. Futures, 3/19/13	Put	134	131.000	12/24/12	4,003	(4,188)	(185)

					$22,468	$(11,173)	$11,295

Interest Rate Swap Contracts as of November 30, 2012 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month USD BBA LIBOR:
Citibank NA	$21,950	0.813%	Three- Month USD BBA LIBOR	10/18/17	$(102,089)
Citibank NA	21,950	0.819	Three-Month USD BBA LIBOR	9/17/17	(130,662)

			Total Interest Rate Swaps		$(232,751)

Abbreviation/Definition is as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

11	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

As of November 30, 2012, the Fund had entered into the following written swaption contract:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation
Three-Month USD BBA LIBOR
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.935%; Termination Date: 9/30/20	Interest Rate Swap Pay Floating	$5,735	9/29/15	$146,816	$(126,581)	$20,235
Abbreviation/Definition is as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

Notes to Statement of Investments

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of November 30, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$561,151,280
Sold securities	160,232,655

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

12	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

13	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

14	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of November 30, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$28,587,596	$—	$28,587,596
Mortgage-Backed Obligations	—	785,594,816	—	785,594,816
U.S. Government Obligations	—	499,569,332	—	499,569,332
Short-Term Notes	—	125,646,162	—	125,646,162
Options Purchased	33,227	—	—	33,227
Swaptions Purchased	—	144,869	—	144,869

Total Investments, at Value	33,227	1,439,542,775	—	1,439,576,002
Other Financial Instruments:
Futures margins	109,644	—	—	109,644

Total Assets	$142,871	$1,439,542,775	$—	$1,439,685,646

Liabilities Table
Other Financial Instruments:
Depreciated swaps written, at value	$—	$(232,751)	$—	$(232,751)
Appreciated swaptions written, at value	—	(126,581)	—	(126,581)
Appreciated options written, at value	(6,985)	—	—	(6,985)
Depreciated options written, at value	(4,188)			(4,188)
Futures margins	(56,844)	—	—	(56,844)

Total Liabilities	$(68,017)	$(359,332)	$—	$(427,349)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts,

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Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions

16	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $144,869, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $18,288 as of November 30, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of November 30, 2012 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of November 30, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $232,751 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of November 30, 2012, the Fund could have been required to pay this amount in cash to its counterparties.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

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Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

During the three months ended November 30, 2012, the Fund had an ending monthly average market value of $124,032,262 and $259,007,118 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the three months ended November 30, 2012, the Fund had an ending monthly average market value of $13,875 and $54,779 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the three months ended November 30, 2012, the Fund had an ending monthly average market value of $324 and $23,145 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

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Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

Written option activity for the period ended November 30, 2012 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums
Options outstanding as of August 31, 2012	—	$—	915	$34,746
Options written	314	18,517	4,798	310,307
Options closed or expired	(314)	(18,517)	(5,146)	(322,585)

Options outstanding as of November 30, 2012	—	$—	567	$22,468

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the three months ended November 30, 2012, the Fund had ending monthly average notional amounts of $27,437,500 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

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Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the three months ended November 30, 2012, the Fund had an ending monthly average market value of $113,654 and $108,545 on purchased and written swaptions, respectively.

Written swaption activity for the three months ended November 30, 2012 was as follows:

	Call Swaptions
	Notional	Amount of
	Amount	Premiums
Swaptions outstanding as of August 31, 2012	$6,470,000	$23,454
Swaptions written	5,735,012	146,816
Swaptions closed or expired	(6,470,000)	(23,454)

Swaptions outstanding as of November 30, 2012	$5,735,012	$146,816

Restricted Securities

As of November 30, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

20	Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS November 30, 2012 (Unaudited)

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,408,232,054
Federal tax cost of other investments	(110,683,919)

Total federal tax cost	$1,297,548,135

Gross unrealized appreciation	$37,583,297
Gross unrealized depreciation	(6,171,091)

Net unrealized appreciation	$31,412,206

21	Oppenheimer U.S. Government Trust

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer U.S. Government Trust

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 1/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 1/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 1/9/2013